Exhibit 10.2
EXECUTION VERSION

FIRST AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of January 20, 2015, is entered into by and among the following parties:

(i)
MALLINCKRODT SECURITIZATION S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg with its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg, with a share capital of USD20,200 and registered with the Luxembourg trade and companies register under number B 188808, as Buyer;

(i)	MALLINCKRODT LLC, as Servicer and as an Originator;

(ii)	CADENCE PHARMACEUTICALS, INC., as an Originator; and

(iii)	QUESTCOR PHARMACEUTICALS, INC., as an Originator.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.
BACKGROUND
WHEREAS, the parties hereto have entered into a Purchase and Sale Agreement, dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”) and desire to amend the Purchase and Sale Agreement as set forth herein;
WHEREAS, concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Questcor Pharmaceuticals, Inc., is becoming a party to the Purchase and Sale Agreement as an Originator thereunder (the “Questcor Joinder”); and
WHEREAS, concurrently herewith, the Buyer, the Servicer, the Purchasers and PNC Bank, National Association, as Administrative Agent, are entering into the First Amendment to the Note Purchase Agreement, dated as of the date hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.    Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:
(a)    Paragraph 1 of the Background to the Purchase and Sale Agreement is restated in its entirety as follows:
1.    The Originators generate Receivables in the ordinary course of their businesses and, from time to time, Mallinckrodt may enter into Sale

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Agreements (each such agreement, a “Sale Agreement”) with certain Subsidiaries of Parent (each such Subsidiary, a “Sub-Originator”) whereby the Sub-Originators sell Receivables and Related Rights to Mallinckrodt. For purposes of this Agreement, each Receivable of, or generated by, Mallinckrodt shall include each Receivable generated by a Sub-Originator.
(b)    Clause (f) of Section 1.1 of the Purchase and Sale Agreement is amended by deleting the words “the Sale Agreement” where they appear therein and substituting “each Sale Agreement” therefor.
(c)    Clause (q) of Section 5.1 of the Purchase and Sale Agreement is restated in its entirety as follows:
(q)    Sale Agreement. Each Sale Agreement constitutes the legal, valid and binding obligation of the related Sub-Originator, enforceable against such Sub-Originator in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. Each sale of Receivables and the Related Rights made by a Sub-Originator to Mallinckrodt pursuant to the Sale Agreement shall constitute a valid sale, transfer and assignment of Receivables and Related Rights to Mallinckrodt, enforceable against creditors of, and purchasers from, such Sub-Originator, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
SECTION 2.    Representations and Warranties. Each of the Buyer, the Servicer, and the Originators hereby represents and warrants that the following statements are true and correct:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Purchase and Sale Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

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(c)    No Event of Default. To its knowledge, no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Default or Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event.
SECTION 3.    Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:
(a)    counterparts to this Amendment executed by each of the parties hereto;
(b)    counterparts to the Questcor Joinder executed by each of the parties thereto; and
(c)    such other documents, agreements, certificates, opinions and instruments as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 5.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Purchase and Sale Agreement.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF

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NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9.     CONSENT TO JURISDICTION.
(a)     EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)    EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE V OF THE PURCHASE AND SALE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE PARTIES TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 10.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.
[Signature pages follow]
SECTION 11.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MALLINCKRODT SECURITIZATION S.À R.L., as Buyer
By:	/s/ Marie Dhersin Luporsi
Name:	Marie Dhersin Luporsi
Title:	Manager

MALLINCKRODT LLC,as the Servicer and as an Originator
By:	/s/ John E. Einwalter
Name:	John E. Einwalter
Title:	Vice President and Treasurer

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Purchase and Sale Agreement

CADENCE PHARMACEUTICALS, INC., as an Originator
By:	/s/ John E. Einwalter
Name:	John E. Einwalter
Title:	Vice President and Treasurer

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QUESTCOR PHARMACEUTICALS, INC., as an Originator
By:	/s/ John E. Einwalter
Name:	John E. Einwalter
Title:	Vice President and Treasurer

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Purchase and Sale Agreement

Consented and Agreed: SUNTRUST BANK, as a Purchaser
By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

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Purchase and Sale Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Purchaser
By:	/s/ Robyn Reeher
Name:	Robyn Reeher
Title	Vice President

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First Amendment to the
Purchase and Sale Agreement